SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 4, 2010


                                SAVWATT USA, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    000-52402                 27-2478133
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)

6801 Eastern Avenue, Suite 203, Baltimore, Maryland                21224
     (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (866) 641-3507

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

ITEM 801 OTHER EVENTS.

The Company was originally incorporated on October 20, 2006 under the name of Ludvik Capital, Inc. In 2010, our name was changes to SavWatt USA, Inc. to reflect our new primary business of producing, marketing and selling Light Emitting Diode ("LED") lighting. In furtherance of our new business, we have obtained the exclusive marketing rights in the United States to sell LED street lighting for Unilumin, a Chinese company.

Prior to our entry into the LED lighting business, we were engaged in the business of providing long-term equity and debt investment capital to fund growth, acquisitions and recapitalizations of small and middle market companies in a variety of industries, primarily located in the United States.

On January 12, 2007, we filed a Form 10 registration statement with the Securities and Exchange Commission and became subject to the reporting requirements of the Securities Exchange Act of 1934 ("Exchange Act"). Since January 12, 2007, we have filed numerous Current Reports on Form 8-K, many of which included unaudited interim financial information that would have ordinarily been reported on a Form 10-Q Quarterly Report. However, since the Company had not filed Form 10-K Annual Reports for the fiscal years ended December 31, 2009, 2008, 2007 and 2006, and had not filed the interim Form 10-Q Quarterly Reports for the 2010, 2009, 2008 and 2007 fiscal years, the Company was delinquent in its reporting obligations under the Exchange Act.

On March 31, 2010, Sutton Global Associates, Inc., a company owned and controlled by Isaac H. Sutton, our current President, acquired a controlling interest in the Company and set about guiding the Company's entry into our new LED lighting business. Recognizing that the Company was delinquent in its Exchange Act reporting obligations, Mr. Sutton organized a team of accountants, auditors and securities attorneys to bring the Company into compliance with its reporting obligations under the Exchange Act.

Between August 17, 2010, and August 25, 2010, the Company filed with the SEC all of the delinquent Form 10-K Annual Reports for the Fiscal Years Ended December 31, 2009, 2008, 2007 and 2006, and filed all Form 10-Q Quarterly Reports due for the 2010, 2009, 2008 and 2007 fiscal years. Following the following of all of these reports, the Company became current in its Exchange Act filing obligations for the periods indicated.

When the above Form 10-Ks and Form 10-Qs were filed with the SEC, the Company inadvertently checked the box on the cover sheet of those reports to indicate that the Company was a "shell company" as defined in Rule 12b-2 of the Exchange Act, when, in fact, the Company has never been a shell company and is not currently a shell company.

In fact, the Company has been very active and has conducted substantial operations and has had more than nominal cash and/or assets since its inception, as discussed in our numerous Current Reports on Form 8-K filed with the SEC during 2007-2010.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: November 4, 2010
                                           SAVWATT USA, INC.


                                           By: /s/ Isaac H. Sutton
                                               --------------------------------
                                               Isaac H. Sutton
                                               President


                                       3